Exhibit 99.1

Crosswalk.com, Inc.

CERTIFICATION

In connection with the periodic report of Crosswalk.com, Inc. (the "Company") on Form-10QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Scott Fehrenbacher, Chief Executive Officer and President of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Date:  August 14, 2002              By:     /s/ Scott Fehrenbacher
      -----------------------           -------------------------------
                                    Scott Fehrenbacher
                                    Chief Executive Officer and
                                    President

Crosswalk.com, Inc.

CERTIFICATION

In connection with the periodic report of Crosswalk.com, Inc. (the "Company") on Form-10QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Gary Struzik, Chief Financial Officer and Secretary of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.



Date:  August 14, 2002                      By: /s/ Gary Struzik
      ------------------------------            -----------------------
                                            Gary Struzik
                                            Chief Financial Officer
                                            and Secretary